Financial Results Financial Results Fourth Quarter 2013 Fourth Quarter 2013 Exhibit 99.1

The information contained in this presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and involve risks and uncertainties that may cause the Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements. Factors that may cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions; (ii) changes in interest rates, as well as the magnitude of such changes;
(iii) the fiscal and monetary policies of the federal government and its agencies; (iv) changes in federal bank regulatory and supervisory policies, including required levels of capital; (v) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in Puerto Rico and the other markets in which borrowers are located; (vi) the performance of the stock and bond markets; (vii) competition in the financial services industry; (viii) possible legislative, tax or regulatory changes; (ix) the impact of the Dodd-Frank Act on our businesses, business practice and cost of operations; and (x) additional Federal Deposit Insurance Corporation assessments. Other than to the extent required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2012 and other SEC reports for a discussion of those factors that could impact our future results. The financial information included in this presentation for the quarter ended December 31, 2013 is based on preliminary unaudited data and is subject to change.

Forward Looking Statements

2013 Full Year Highlights

Credit
EVTC
•
Current stake of 14.9% with a market value of approximately $300 million (January 2014) and book value of $19.9 million as of
December 31, 2013
•
Popular recognized an after tax gain of $424 million during 2013 which generated approximately $585 million in cash to the holding company
•
$1.1 billion in NPAs sold in 2013
•
Continued improvement across key metrics, reaching new lows in the cycle and returning to pre-crisis levels
NPAs/Total Assets declined to 2.6% from a peak of 7.2% in Q1 2010
NPL inflows down $492 million or 42% YoY; down 85% from peak levels in
Q2 2009
NCO ratio was 1.19% compared to 1.97% last year
Earnings
•
Reported annual net income of $599.3 million
•
Adjusted net income of $256.2 million*
* See appendix  for non-GAAP to GAAP reconciliation

Total deposits (net of brokered)
Total loans
32%
38%
36%
32%
40%
38%
36%
39%
23%
24%
23%
21%
30%
31%
32%
35%
2006
2007
2008
2009
2010
2011
2012
2013Q3

Total Deposits (Net of Brokered) 1 39%
Total Loans 1 35%
Commercial & Construction Loans 1 38%
Credit Cards 1 51%
Mortgage Loan Production 1 32%
Personal Loans 1 30%
Auto Loans/Leases 3 26%
Assets Under Management 3 14%
Category
Market Position
as of Q3 2013
Market Share
as of Q3 2013
Market Leadership in Puerto Rico
Popular’s Market Share Trend
Puerto Rico Market Share by Category
Source: Puerto Rico Office of the Commissioner of Financial Institutions & 10K reports; Mortgage origination data is not publicly available; Figures presented for BPPR and competitors were provided internally; Personal
Loans: As a group, Credit Unions represent the largest competitor with 52% market share (115 Credit Unions were in business as of December 31, 2012 guaranteed by COSSEC)

Q4 2013 Highlights

Credit
EVTC
•
Popular recognized an after tax gain of $99 million during the quarter which generated approximately $118 million in cash to the holding company
•
NPAs declined by $21.7 million
QoQ improvement was driven by commercial, legacy and construction
NPLs, in part offset by higher mortgage NPLs in the PR segment
•
Total NPL inflows decreased by $20.5 million, or 12.6% QoQ
•
NCOs for Q4 2013 are down by $22.5 million or 38.9% QoQ
NCO ratio stands at 0.66%, lowest level since Q2 2006
Earnings
•
Reported net income of $163 million
•
Adjusted net income of $74.6 million*
•
Strong margins: Popular, Inc. 4.74%,  BPPR 5.59%
*See appendix  for non-GAAP to GAAP reconciliation

TARP & Capital

•
Submitted an application to repay TARP in full; subject to regulatory approval
•
Robust capital (Tier1 Common Equity ratio of 15.0%), $2.3 billion in excess of 5%
CCAR target
Common Tier 1 Capital 5.0% 15.0% 13.2%
Tier 1 Capital 6.0% 19.4% 15.3%
Total Capital 10.0% 20.7% 16.6%
Leverage 5.0% 12.9% 10.1%
Minimum
Well
Capitalized
Ratio
12/31/2013
Pro-forma
12/31/2013
Excl. TARP

Q4 2013 Q3 2013
See appendix for Non-GAAP to GAAP reconciliation
Non GAAP Non GAAP
In thousands
Adjusted Adjusted
Net interest income $376,342 $354,206 $22,136
Non Interest Income
135,996 130,958 5,038
Total revenues before FDIC loss share impact
512,338 485,164 27,174
FDIC loss-share income (expense)
(37,164) (14,866) (22,298)
Gross revenues
475,174 470,298 4,876
Provision for loan losses (excluding covered loans)
47,729 55,230 (7,501)
Provision for loan losses (covered loans)
8,907 17,433 (8,526)
Total provision for loan losses
56,636 72,663 (16,027)
Net revenues
418,538 397,635 20,903
Personnel costs
114,360 116,839 (2,479)
Other real estate owned (OREO) expenses
10,558 17,175 (6,617)
Other operating expenses
197,785 192,335 5,450
Total operating expenses
322,703 326,349 (3,646)
Income before tax
95,835 71,286 24,549
Income tax expense 21,217 9,979 11,238
Net  income $74,618 $61,307 $13,311
Adjusted
Variance
Financial Summary (unaudited)

BPOP Q4 2013
CCAR & CapPR Q3 2013 *
15.0
10.8
19.4
11.9
20.7
14.6
11.1
8.9
Tier 1 Common
Tier 1 Capital
Total Capital
Tangible Common Equity

$2.3
$3.1
$2.5
Tier 1 Common
Tier 1 Capital **
Total Capital **

Capital

Capital Ratios % Excess Capital ($ in billions)
**Excess capital over “well capitalized” Basel I threshold *Averages for 30 bank holding Companies with $50 billion or more of total consolidated assets, consisting of 19 firms included in Comprehensive Capital
Analysis and Review (CCAR) and 11 firms included in Capital Plan Review
(CapPR).
•
Tier 1 Common Equity capital ratio of 15.0% exceeds current CCAR 5% target by $2.3 billion
•
We expect to remain “well-capitalized” under Basel III rules issued by the Federal Reserve

$ in millions	Q4 2007		Q4 2013		Variance		NCOs Distribution [1]
CRE SME (2)	$2,938	33%	$1,760	27%	($1,178)	-40%	24%
C&I SME (2)	2,287	25%	935	14%	(1,352)	-59%	28%
C&I Corp	1,592	18%	1,985	30%	393	25%	5%
Construction	1,231	14%	161	2%	(1,070)	-87%	38%
CRE Corp	892	10%	1,703	26%	811	91%	4%
Multifamily	64	1%	82	1%	18	29%	1%
Total	**$9,004**		**$6,627**		**($2,377)**	**-26%**	**100%**

De-risked Loan Portfolios
•
PR has derisked its commercial loan
portfolio by reducing its exposure in
asset classes with historically high loss
content
Commercial portfolio, including
construction, has decreased from
55% of total loans held-in-portfolio
to 42%
Construction portfolio is down by
87% since Q4 2007
SME (2) lending is down by 48% from
Q4 2007
•
Collateralized exposure now represents
a larger portion of consumer loan
portfolio
•
Unsecured loans credit quality has
improved as overall FICO scores have
increased
Loan Composition (Held-in Portfolio)
PR Commercial and Construction Portfolio Distribution

(1) NCOs distribution represents the percentage allocation of  NCOs  from Q1 2008 through Q3 2013 per each loan category.
(2) Small and Medium Enterprise
Legacy portfolio is comprised of certain commercial, construction and lease financings lending products  exited by the US.
$ in millions Q4 2007 Q4 2013 Q4 2007 Q4 2013 Q4 2007 Q4 2013 Variance
Commercial $7,774 $6,465 $4,515 $3,571 $12,288 $10,036 ($2,252)
Consumer 3,552       3,317       1,698       1,281      5,249       4,598       (651)
Mortgage 2,933       5,401       3,139       616         6,071       6,017       (54)
Construction 1,231       161         237         45           1,468       206         (1,262)
Leases 814         544         -          -          814         544         (270)
Legacy -          2,130       211         2,130       211         (1,919)
Total $16,304 $15,888 $11,718 $5,724 $28,021 $21,612 ($6,409)
Puerto Rico US Total

$618
$770
$858
$1,008
$771
$781
$923
$1,028
$1,203
$1,404
$1,978
$2,116
$2,276
$2,313
$2,330
$2,344
$1,572
$1,614
$1,625
$1,732
$1,738
$1,682
$1,563
$1,550
$1,425
$1,051
$614
$618
$598
2.4%
2.7%
3.1%
2.8%
2.9%
3.5%
3.9%
4.7%
5.6%
8.0%
8.7%
9.6%
10.0%
10.4%
10.6%
7.6%
7.9%
7.9%
8.4%
8.4%
8.2%
7.6%
7.5%
6.8%
4.9%
2.9%
2.9%
2.8%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0
12.0
14.0
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13
Mortgage Commercial & Construction Other NPL/Loans (HIP)
$944
$859
$971
$1,142
$852
$866
$1,026
$1,101
$1,293
$1,500
$2,084
$2,245
$2,402
$2,448
$2,539
$2,623
$2,489
$2,314
$2,277
$2,254
$2,365
$2,311
$2,178
$2,120
$2,002
$1,419
$992
$944
$922
1.8%
2.1%
2.4%
1.9%
2.1%
2.5%
2.7%
3.3%
4.0%
5.7%
6.3%
6.9%
7.2%
6.0%
6.4% 6.4%
6.0%
5.8%
5.9%
6.3%
6.2%
5.9%
5.8%
5.5%
3.8%
2.7%
2.6%
2.6%
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13
NPLs OREO NPL HFS NPAs/Total Assets
Steady Improvements in Non Performing Assets
•
Non-performing loans held-in-portfolio declined by
$19.6 million, or 3.2%, QoQ and by $827 million, or
58% YoY
•
NPL to loans stands at 2.8% compared to 2.9% in Q3
2013, and at the same level in Q4 2007
•
QoQ improvement was driven by commercial, legacy
and construction NPLs, in part offset by higher
mortgage NPLs in the PR segment
Non-Performing Loans HIP ($MM)

Non-Performing Assets ($MM)
Metrics exclude covered loans
•
Non-performing assets declined by $21.7 million,
or 2.3%, QoQ and $1.1 billion, or 54%, YoY
•
Steady improvements following NPA bulk sales
completed
during the first half of 2013

Total NPL Inflows  ($MM)
NPL Inflows Continued Trending Down
•
Total NPL inflows decreased by $21 million, or
13% QoQ, and $492 million or 42% YoY; down
85% from peak levels in Q2 2009
•
Commercial, construction and legacy NPL inflows
reached new record low, decreasing by $22
million or 34% QoQ
•
Mortgage NPLs remained flat in both regions QoQ
Mortgage NPL Inflows ($MM) Commercial, Construction & Legacy NPL Inflows  ($MM)

Excludes consumer loans
Metrics exclude covered loans
$67
$92
$87 $84
$55
$51 $52
$34
$26 $29
$27
$16
$271
$273
$397
$333
$279
$231
$257
$210
$158
$158
$136
$126
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13
US Inflows PR Inflows
$9 $13 $10 $8 $6 $6 $10 $8 $5 $7 $5 $6
$140
$154
$175
$232
$187
$166
$157
$167
$110
$99
$94 $94
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13
US Inflows PR Inflows
$58
$79
$77 $76
$48
$45
$42
$26
$22 $22 $22
$10
$131
$119
$222
$101
$93
$65
$100
$43
$48
$59
$42
$32
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13
US Inflows PR Inflows

135%
111%
98%
72%
76%
83%
87%
86%
$149
84%
71%
$169
80%
69%
95%
43%
$60
$96
$151
$124
$83
$82
$84
$86
$58
$55
$55
$48
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
PLL
NPL Sale PLL
PLL/NC

Continued Progress in Asset Quality
•
NCOs for Q4 2013 are down by $23 million or 39% QoQ
Recoveries up by $17 million driven by:
–
$9 million recovery related to the sale of previously
charged-off PR credit cards and personal loans
–
Higher commercial recoveries of $6 million
NCO ratio of 0.66%, lowest level since Q2 2006
Provision to NCO of 135%, compared to 95% in Q3
2013
•
ALLL to loans stands at 2.49% compared to 2.46% on Q3
2013
•
ALLL to NPL coverage ratio continued improving, standing
at 90% compared to 44% in Q4 2012, primarily driven by
the bulk sales in the first half of the year
ALLL ($MM), ALLL-to-NCO and ALLL-to-NPL Ratios
NCO ($MM) and NCO-to-HIP Loan Ratio
Provision ($MM) and Provision-to-NCO Ratio
11 Metrics exclude covered loans
$139
$133
$135
$126
$108
$98
$96
$101
$81
$79
$58
$35
$163
$200
2.74%
2.59%
2.64%
2.46%
2.13%
1.93%
1.87%
1.94%
1.55%
1.47%
1.08%
0.66%
4.66%
5.16%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13
NCO NPL Sale Charge-offs NCO% NPL Sale NCO%
$727
$690 $693 $690
$665
$649
$636
$622
$584
$529
$526 $538
130% 129%
128%
137%
154%
165% 166%
154%
179%
167% 227%
381%
44%
42%
40%
40% 40%
41%
41%
44%
56%
86%
85%
90%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13
ALLL ALLL/NCO ALLL/NPL
•
Provision totaled $48 million, down by $8 million or 14%
vs. Q3 2013;

PR Public Sector Exposure
•
Loans to the Government of Puerto Rico and Public Corporations
are either collateralized loans or obligations that have a specific source of income or revenues identified for their repayment

•
Loans to various municipalities backed by unlimited taxing power or real and personal property taxes collected within such municipalities
•
Includes $274 million residential mortgage loans to individual borrowers with a government guarantee
•
$52 million in PR pass-through housing bonds backed by FNMA,
GNMA or residential loan CMOs
•
$34 million of industrial development notes payable primarily by non government tenants
•
Our current direct exposure to the PR government, instrumentalities and municipalities is $1.2 billion, of which approximately $950 million is outstanding
•
Of the amount outstanding, $789 million consists of loans and $161 million are securities
PR
Government
$527 million
outstanding
Indirect
Exposure
$360 million
outstanding
Municipalities
$423 million
outstanding
•
Additional  $360 million in indirect exposure of loans or instruments that are payable by non-governmental entities and have a government guarantee to cover any shortfall in collateral in the event of borrower default

Driving Shareholder Value

Capital
Earnings
Additional
Value
•
Robust capital with excess Tier 1 Common Equity of $2.3 billion and significantly improved asset quality move us closer to TARP exit in the most shareholder-friendly fashion
•
Application for TARP repayment was submitted
•
Unique franchise in PR provides strong, stable revenue-generating capacity
•
Popular’s credit metrics are now close to historical low levels
•
EVTC ownership, BHD stake and continued improvement in US
operations

APPENDIX APPENDIX

Who We Are – Popular, Inc.
Franchise
•
Financial services company
•
Headquartered in San Juan, Puerto Rico
•
$36 billion in assets (top 50 bank holding
company in the U.S.)
•
$25 billion in total loans
•
$27 billion in total deposits
•
276 branches serving customers in Puerto
Rico, New York, California, Florida, Illinois,
U.S. Virgin Islands, and New Jersey
•
NASDAQ ticker symbol: BPOP
•
Market Cap: $2.97 billion
1
1 As of December 31, 2013
*Doing business as Popular Community Bank.
Summary Corporate Structure
Assets = $35.8 bn
Popular Auto,
Inc.
Banco Popular
de Puerto Rico
Popular
Securities, Inc.
Assets = $27  bn
Assets = $8.7bn
Banco Popular
North America*
Puerto Rico operations
Selected equity investments
(first two under “corporate”
segment and third and fourth under PR):
Popular
Insurance, Inc.
Popular North
America, Inc.
U.S. banking operations
Transaction processing,
business processes
outsourcing
14.9% stake
Adjusted EBITDA  of $180.7
million for the 12-months
ended September 30, 2013;
$43.4 million for Q3 2013.
Dominican
Republic bank
19.99% stake
2012
approximate net
income $114
million
PRLP 2011 Holdings
Construction and
commercial loans vehicle
24.9% stake
PR Asset Portfolio 2013-1
International, LLC
Construction, commercial
loans and OREOs
vehicle
24.9% stake

[1] Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.

GAAP Reconciliation Q4 2013
Q4 2013
US GAAP Non GAAP
In thousands, except per share amount
Actual
EVERTEC's
SPO
Adjusted
Net interest income $376,342 $376,342
Non interest income
228,354 92,358
$135,996
Total revenues before FDIC loss-share impact
604,696 92,358 512,338
FDIC loss-share income (expense)
(37,164) (37,164)
Gross revenues
567,532 92,358 475,174
Provision for loan losses (excluding covered loans)
47,729 47,729
Provision for loan losses (covered loans) (1) 8,907 8,907
Total provision  for loan losses 56,636 56,636
Net revenues 510,896 92,358 418,538
Personnel costs 114,360 114,360
OREO expenses 10,558 10,558
Other operating expenses 197,785 - 197,785
Total operating expenses 322,703 - 322,703
Income before tax 188,193 92,358 95,835
Income tax expense 25,162 3,945 21,217
Net income $163,031 $88,413 $74,618
EPS - Basic $1.58
EPS - Diluted $1.57
NIM 4.74%
Tangible book value per share (quarter end) $37.56
Market price (quarter end) $28.73

GAAP Reconciliation Q3 2013

[1] Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.
Q3 2013
US GAAP Non GAAP
In thousands, except per share amount
Actual
EVERTEC's
SPO
Adjusted
Net interest income $354,206 $354,206
Non interest income
306,825 175,867
$130,958
Total revenues before FDIC loss-share impact 661,031 175,867 485,164
FDIC loss-share income (expense)
(14,866) (14,866)
Gross revenues 646,165 175,867 470,298
Provision for loan losses (excluding covered loans)
55,230 55,230
Provision for loan losses (covered loans) (1)
17,433 17,433
Total provision  for loan losses 72,663 72,663
Net revenues
573,502 175,867 397,635
Personnel costs 116,839 116,839
OREO expenses
17,175 17,175
Other operating expenses 192,585 250 192,335
Total operating expenses
326,599 250 326,349
Income before tax 246,903 175,617 71,286
Income tax expense
17,768 7,789 9,979
Net income $229,135 $167,828 $61,307
EPS - Basic $2.22
EPS - Diluted $2.22
NIM 4.49%
Tangible book value per share (quarter end) $35.32
Market price (quarter end) $26.25

Year ended							
	31-Dec-13							
		1st QTR		2nd QTR		3rd QTR	4th QTR	
(In thousands)	Actual Results (US GAAP)	Impact of Sale of NPAs [2]	Impact of Sale of NPLs	Impact of EVERTEC's IPO	Income Tax Adjustment [3]	Impact of Evertec's SPO	Impact of Evertec's SPO	Adjusted Results (Non-GAAP)
Net interest income	$ 1,432,580	$ -	$ -	$ 1,502	$ -	$ -	$ -	$ 1,431,078
Provision for loan losses – non-covered loans	533,167	148,823	169,248	-	-	-	-	215,096
Provision for loan losses – covered loans [1]	69,396	-	-	-	-	-	-	69,396
Net interest income after provision for loan losses	830,017	(148,823)	(169,248)	1,502	-	-	-	1,146,586
Service charges on deposit accounts and other service fees	408,034	-	-	-	-	-	-	408,034
Mortgage banking activities	71,673	-	-	-	-	-	-	71,673
Net gain and valuation adjustments on investments securities	7,966	-	-	5,856	-	-	-	2,110
Trading account loss	(13,483)	-	-	-	-	-	-	(13,483)
Net (loss) gain on sale of loans, including valuation adjustments on loans held-for-sale	(49,130)	(61,387)	(3,865)	-	-	-	-	16,122
Adjustments (expense) to indemnity reserves on loans sold	(37,054)	(10,700)	(3,047)	-	-	-	-	(23,307)
FDIC loss share expense	(82,051)	-	-	-	-	-	-	(82,051)
Other non-interest income	504,614	-	-	162,091	-	175,867	92,358	74,298
Total non-interest income	810,569	(72,087)	(6,912)	167,947	-	175,867	92,358	453,396
Other taxes	58,286	-	-	-	-	-	-	58,286
Professional fees	289,280	5	-	856	-	250	-	288,169
OREO expense	80,236	37,046	-	-	-	-	-	43,190
Other operating expenses	864,784	-	-	-	-	-	-	864,784
Total operating expenses	1,292,586	37,051	-	856	-	250	-	1,254,429
Income (loss) before income tax	348,000	(257,961)	(176,160)	168,593	-	175,617	92,358	345,553
Income tax (benefit) expense	(251,327)	(77,388)	(68,987)	11,988	(218,035)	7,789	3,945	89,361
Net income (loss)	$ 599,327	$ (180,573)	$ (107,173)	$ 156,605	$ 218,035	$ 167,828	$ 88,413	$ 256,192

GAAP Reconciliation FY 2013

[1] Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.
[2] Net (loss) gain on sale of loans for the first quarter includes $8.8 million of negative valuation adjustments on loans held for sale which were transferred to held-in-portfolio subsequent to the sale.
[3] Represents the net benefit of $215.6 million for the increase on the net deferred tax asset from the change of the corporate tax rate from 30% to 39%, $7.9 million resulting from the adjustment in tax rate for distributions from EVERTEC from 15% to 4%

Consolidated Credit Summary (Excluding Covered Loans)
1 Excluding provision for loan losses and net write-downs related to the asset sale
$ in millions Q4 13 Q3 13 Q2 13 Q1 13 Q4 12
Loans Held in Portfolio (HIP) $21,612 $21,427 $21,522 $21,634 $20,984
Performing HFS 109                 123                 180                 183                 258
NPL HFS 1                     2                     11                   18                   96
Total Non Covered Loans 21,722 21,552 21,713 21,835 21,338
Non-performing loans (NPLs) $598 $618 $614 $1,051 $1,425
Commercial $282 $320 $328 $321 $665
Construction $24 $29 $45 $51 $43
Legacy $15 $24 $28 $36 $41
Mortgage $233 $203 $172 $601 $630
Consumer $44 $42 $41 $42 $46
NPLs HIP to loans HIP 2.77% 2.88% 2.85% 4.86% 6.79%
Net charge-offs (NCOs) $35 $58 $79 $81 $101
Commercial $16 $21 $41 $32 $49
Construction ($2) ($5) ($2) $0 ($2)
Legacy ($5) $2 ($1) $2 $3
Mortgage $8 $13 $16 $20 $20
Consumer $18 $27 $26 $27 $31
Write-downs bulk sale $0 $0 $200 $163 $0
NCOs to average loans HIP 0.66% 1.08%
1
1.47%
1
1.55% 1.94%
Provision for loan losses (PLL) $48 $55
1
$55
1
$58 $86
PLL to average loans HIP 0.89% 1.03%
1
1.02%
1
1.10% 1.66%
PLL to NCOs 1.35x 0.95x
1
0.69x
1
0.71x 0.86x
Allowance for loan losses (ALL) $538 $526 $529 $584 $622
ALL to loans HIP 2.49% 2.46% 2.46% 2.70% 2.96%
ALL to NPLs HIP 90.05% 85.19% 86.14% 55.54% 43.62%

PR & US Business

1 Excludes covered loans
$ in millions (unaudited) Q4 13 Q3 13 Variance Q4 13 Q3 13 Variance
Net Interest Income $331 $310 $21 $71 $73 ($2)
Non Interest Income 72 91 (19) 16 17 (1)
Gross Revenues 403 401 2 87 90 (3)
Provision (non-covered) 63 51 12 (15) 5 (20)
Provision (covered)              9          17             (8)              -               -               -
Provision for loan losses 72 68 4 (15) 5 (20)
Expenses 246 244 2 59 59 0
Tax Expense 25 26 (1) 0 1 (1)
Net  Income $60 $63 ($3) $43 $25 $18
NPLs  (HIP) ¹ $447 $441 $6 $151 $176 ($25)
NPLs  (HIP + HFS) ¹ 447 442              5 152 178           (26)
Loan loss reserve ¹ 427 399            28 112 127           (15)
Assets $26,883 $27,090 ($207) $8,725 $8,782 ($57)
Loans  (HIP) 18,871 18,739          132 5,724 5,763           (39)
Loans  (HIP + HFS) 18,979 18,860          119 5,726 5,766           (40)
Deposits 20,753 20,401 352 6,027 6,042 (15)
NIM 5.59% 5.26% 0.33% 3.55% 3.66% -0.11%
PR US

Popular, Inc. Credit Ratings
•
Our senior unsecured ratings have been gradually improving since 2010:
•
Moody’s: B1 Negative Outlook (Revised October 2013)
•
Fitch: BB- Stable Outlook (Reaffirmed December 2013)
•
S&P: B+ Stable Outlook  (Revised December 2011)
•
October 2013: Moody’s revised outlook to negative
•
January 2013: Fitch raised to BB- from B+; outlook revised to stable
•
December 2012: Moody’s downgraded BPOP to B1; stable outlook assigned
•
April 2012: Moody’s placing most of the PR banks under review with the possibility of downgrades, due to the state of the Puerto Rico economy
•
January 2012:  Fitch raised BPOP’s outlook to positive
•
December 2011: S&P raised its ratings on BPPR to BB from BB- and changed outlook to stable given revised bank criteria to regional banks
•
July 2011: S&P raised our senior unsecured rating by one notch to B+

Financial Results Financial Results Fourth Quarter 2013 Fourth Quarter 2013